Exhibit 99.1

[DRC Logo appears here]

NewsRelease

60 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS 01810	TEL. 978/475-9090 FAX: 978/474-9204

DYNAMICS RESEARCH CORPORATION
REPORTS HIGHER REVENUES FOR FIRST QUARTER 2003

Andover, Mass.—May 6, 2003—Dynamics Research Corporation (Nasdaq: DRCO) today reported revenues of $58.6 million and earnings from continuing operations of $1.6 million, or $0.19 per diluted share, for the first quarter ended March 31, 2003. This compares with revenues of $47.1 million and earnings from continuing operations of $1.7 million, or $0.19 per diluted share, for the same period in 2002.

Regarding operating results for the quarter James P. Regan, chairman and chief executive officer, said, “I’m pleased that top and bottom line results were consistent with our expectations for the quarter. First quarter bookings of $66.7 million were strong, exceeding revenues by 14%. In addition to effective execution of our existing business portfolio we are focused on new business opportunities for the second half of the year. I am particularly pleased with the customer focused initiatives the HJ Ford and Andrulis acquisitions are bringing to DRC.”

“The company has recently taken two important steps, which build strength and bring focus to the achievement of our strategic growth and profitability objectives – the addition of Bill Hoover to the management team and the sale of the Encoder division,” Regan added. Hoover, a widely respected senior executive in the federal services industry, joined the company in April as President and Chief Operating Officer. “Bill brings to DRC a record of success in building customer relationships, business development and contract execution and will be significantly sharpening our focus on growth in national priority programs such as homeland security and defense transformation.” Regarding the sale of the Encoder division, which was completed on May 2, 2003, Regan said, “The divestiture enables the company to sharpen its focus on the federal sector business which is strong and performing well.”

DRC re-affirmed guidance for 2003, with revenues expected to be in the range of $245 to $255 million and earnings per diluted share from continuing operations expected to be in the range of $0.98 to $1.08. For the second quarter of the year the company expects to book revenues in the range of $60 to 63 million and earnings per diluted share from continuing operations of $0.21 to $0.24.

The company will conduct a conference call today at 8:30 a.m. ET to discuss its first quarter results and the outlook for 2003 in more detail. The call will be available via telephone at (800) 915-4836, and accessible via Web cast at www.drc.com. Recorded replays of the conference call will be available on Dynamics Research Corporation’s investor relations home page at www.drc.com and by telephone at (800) 428-6051, passcode #289212, beginning at 10:30 a.m. May 6, 2003 through 11:30 p.m. May 13, 2003.

About Dynamics Research Corporation

Dynamics Research Corporation is an innovative solutions provider that partners with government customers to apply proven processes and technologies. DRC delivers engineering, logistics, training, simulation, modeling, and information technology services that enhance the performance and cost effectiveness of its customers’ mission critical systems. For additional information please visit the website at www.drc.com.

Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ. For more detailed information concerning how risks and uncertainties could affect the company’s financial results, please refer to DRC’s most recent filings with the SEC. The company assumes no obligation to update any forward-looking information.

CONTACT:	Elise P. Caffrey, Treasurer & Director, Investor Relations (978) 475-9090, Ext. 1309

                                                                               ATTACHMENT I.

      DYNAMICS RESEARCH CORPORATION

RESULTS OF OPERATIONS  (unaudited)
---------------------------------------------------------------------------------------------------------
(in thousands, except share and per share data)
                                                        Three              Three
                                                    Months Ended        Months Ended
                                                   March 31, 2003      March 31, 2002

  Contract revenue                                       $ 56,929       $ 44,771
  Product sales                                             1,677          2,288
                                                        ----------     ----------
   Total revenue                                           58,606         47,059

  Cost of contract revenue                                 48,152         38,661
  Cost of product sales                                     1,253          1,368
  Selling, engineering and administrative expenses          5,781          4,148
  Amortization of intangible assets                           455              -
                                                        ----------     ----------
   Total operating costs and expenses                      55,641         44,177

Operating income                                            2,965          2,882

Other income                                                   42              -
Interest expense, net                                        (277)           (39)
                                                        ----------     ----------

Income from continuing operations before provision
  for income taxes                                          2,730          2,843

Provision for income taxes                                  1,098          1,157
                                                        ----------     ----------

Income from continuing operations                           1,632          1,686

Loss from discontinued operations, net of tax
  benefit of $240 in 2003 and $137 in 2002                   (357)          (200)

Loss on disposal of discontinued operations,
  net of tax  benefit of $157 in 2003                        (233)             -
                                                       --------------  -------------

Net income                                                $ 1,042        $ 1,486
                                                       ==============  =============

NET INCOME PER COMMON
AND COMMON EQUIVALENT SHARE

   Per common share - basic
    Income from continuing operations                    $ 0.20        $ 0.22
    Loss from discontinued operations                     (0.04)        (0.03)
    Loss on disposal of discontinued operations           (0.03)            -
                                                     -----------   -----------
    Net income                                           $ 0.13        $ 0.19
                                                     ===========   ===========

   Per common share - diluted
    Income from continuing operations                    $ 0.19        $ 0.19
    Loss from discontinued operations                     (0.04)        (0.02)
    Loss on disposal of discontinued operations           (0.03)            -
                                                     -----------   -----------
    Net income                                           $ 0.12        $ 0.17
                                                     ===========   ===========

  Weighted average shares outstanding

   Weighted average shares outstanding - basic        8,116,515     7,865,575
   Dilutive effect of options                           529,402     1,002,489
                                                     -----------   -----------
   Weighted average shares outstanding - diluted      8,645,917     8,868,064
                                                     ===========   ===========

                                                                               ATTACHMENT II.

       DYNAMICS RESEARCH CORPORATION

CONDENSED BALANCE SHEETS (unaudited)
-------------------------------------------------------------------------------------------------------------------------
(in thousands)

Assets                                             March 31, 2003    December 31, 2002
   Cash and cash equivalents                           $ 2,243          $ 1,076
   Receivables                                          28,631           29,819
   Unbilled expenditures and fees                       28,082           26,614
   Prepaid expenses and other current assets             2,637            1,727
   Discontinued operations                               3,159            3,432
                                                    -----------       ----------
    Total current assets                                64,752           62,668

   Net property, plant and equipment                    15,628           15,608

   Deferred income taxes                                 1,357            1,559
   Goodwill                                             26,277           26,169
   Intangible assets, net of amortization                3,611            4,066
   Other noncurrent assets                               1,320            1,275
   Discontinued operations                                 291              331
                                                    -----------       ----------
    Total assets                                     $ 113,236        $ 111,676
                                                    ===========       ==========

Liabilities and stockholders' equity
   Current portion of long-term debt                    $ 500             $ 500
   Notes payable and revolver                          14,000            14,644
   Current deferred income taxes                        6,253             6,524
   Accounts payable                                    11,478            12,334
   Accrued payroll and employee benefits               13,055            11,898
   Other accrued expenses                               3,677             3,531
   Discontinued operations                              1,984             1,009
                                                 -------------     -------------
    Total current liabilities                          50,947            50,440

   Long-term debt                                       8,125             8,250
   Accrued pension liability                           11,778            11,778
   Other noncurrent liabilities                         1,030             1,399

   Total stockholders' equity                          41,356            39,809
                                                 -------------     -------------
   Total liabilities and stockholders' equity       $ 113,236         $ 111,676
                                                 =============     =============

                                                                              ATTACHMENT III.

DYNAMICS RESEARCH CORPORATION

SUPPLEMENTAL INFORMATION (unaudited)
--------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)

                                                     First Quarter Ended
                                             -----------------------------------
                                             March 31, 2003   March 31, 2002

Capital Expenditures - continuing operations       $ 833           $ 723
Capital Expenditures - total company               $ 833           $ 751

Depreciation - continuing operations               $ 800           $ 718
Depreciation - total company                       $ 840           $ 801

Bookings - continuing operations                $ 66,711        $ 47,677
Bookings - total company                        $ 68,195        $ 49,794

Funded Backlog - continuing operations         $ 119,176        $ 91,000
Funded Backlog - total company                 $ 119,844        $ 91,952

Employment - continuing operations                 1,820           1,389
Employment - total company                         1,910           1,501